SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             October 7, 1996



                           Protective Life Corporation
             (Exact name of registrant as specified in its charter)


     Delaware                      1-12332                     95-2492236
(State or other jurisdiction     (Commission                (IRS Employer
   of incorporation)               File Number)             dentification No.)

                2801 Highway 280 South, Birmingham, Alabama       35223
                  (Address of principal executive offices)      (Zip Code)


        Registrant's telephone number, including area code (205) 879-9230


                                       N/A
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events

     On October 7, 1996, Registrant issued a press release announcing it will make voluntary refunds to certain of its cancer insurance policyholders and will reduce premium rates charged to such policyholders.


Item 7.  Financial Statements and Exhibits

     (c).    Exhibits

             The following exhibit is included herein:

                  Exhibit 99:  Press Release dated October 7, 1996



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PROTECTIVE LIFE CORPORATION


                                        BY/s/Jerry W. DeFoor
                                             Jerry W. DeFoor
                                             Vice President and Controller

Dated:    October 7, 1996

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                                 Exhibit Index


Exhibit Number                 Description                   Page Number


     99            Press Release Dated October 7, 1996            4



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